SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
(the "Fund")

Supplement Dated April 28, 2016
to the Prospectus dated September 30, 2015,
as amended on December 30, 2015, January 15, 2016, March 9, 2016, April 5, 2016 and April 15, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

In the chart under the heading titled "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
BlackRock International Ltd.	James Bristow, CFA	Since 2016	Managing Director of BlackRock, Inc.
	Gareth Williams	Since 2016	Director of BlackRock, Inc.

In addition, under the heading titled "World Equity Ex-US Fund," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the section titled "Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

BlackRock International Ltd.: BlackRock International Ltd. (BIL), a company incorporated in the United Kingdom, with registered office at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, and an indirect, wholly-owned subsidiary of BlackRock, Inc., serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. BIL was incorporated on October 4, 1995 to perform advisory services for investment companies. As of December 31, 2015, assets under management were approximately $4.65 trillion for BIL and its affiliates. James Bristow has been a Managing Director of BlackRock, Inc. since 2010. Mr. Bristow previously served as Director of BlackRock, Inc. from 2006 to 2009. Gareth Williams has been a Director of BlackRock, Inc. since 2013. Mr. Williams previously served as Vice President of BlackRock, Inc. from 2010 to 2012 and Associate of BlackRock, Inc. from 2008 to 2009.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1031 (5/16)

SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-US Fund
(the "Fund")

Supplement dated April 28, 2016
to the Statement of Additional Information (the "SAI") dated September 30, 2015, as amended on December 30, 2015, January 15, 2016, March 9, 2016, April 5, 2016 and April 15, 2016

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Under the heading titled "The Sub-Advisers," under the section titled "The Advisers and the Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

BLACKROCK INTERNATIONAL LTD.—BlackRock International Ltd. ("BIL") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. BIL is an investment adviser registered with the SEC. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"), an independent and publicly-traded corporation incorporated in Delaware and headquartered in New York, New York. As of December 31, 2015, PNC Financial Services Group, Inc. owned 22.2% of BlackRock and institutional investors, employees and the public held economic interest in 77.8% of BlackRock.

In addition, under the heading titled "Portfolio Management," under the same section, the following text is hereby added in the appropriate alphabetical order thereof:

BIL

Compensation. SIMC pays BIL a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between BIL and SIMC. BIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund.

The following information relates to the period ended December 31, 2015.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers' compensation as of December 31, 2015.

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the World Equity Ex-US Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the World Equity Ex-US Fund and other accounts are: MSCI AC World; MSCI World GDR; MSCI AC World ex USA; MSCI AC World IT NDR; MSCI World Financials.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the World Equity Ex-US Fund have unvested long-term incentive awards.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% and 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers of the World Equity Ex-US Fund are eligible to participate in these plans.

Ownership of Fund Shares. As of December 31, 2015, BIL's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of December 31, 2015, in addition to the World Equity Ex-US Fund, BIL's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James Bristow, CFA	3	$2,910.0	0	$0	2	$478.7
Gareth Williams	2	$662.1	0	$0	2	$478.7

None of the accounts listed above are subject to a performance-based advisory fee.

Portfolio Manager Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the World Equity Ex-US Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the World Equity Ex-US Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the World Equity Ex-US Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the World Equity Ex-US Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the World Equity Ex-US Fund. It should also be noted that Messrs. Bristow and Williams may be managing hedge fund and/or long-only accounts, or may be part of a team managing hedge fund and/or long-only accounts, subject to incentive fees. Messrs. Bristow and Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1032 (5/16)